EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Transition  Report  of  Penn  Octane Corporation (the
"Company") on Form 10-Q for the transition period from August 1, 2004 to December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jerome B. Richter, Chief Executive Officer of the Company, and Ian T. Bothwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Jerome B. Richter
                                              --------------------------
                                              Jerome B. Richter,
                                              Chief Executive Officer
                                              February 22, 2005


                                              /s/ Ian T. Bothwell
                                              --------------------------
                                              Ian T.  Bothwell,
                                              Chief Financial Officer
                                              February 22, 2005


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